Supplement dated October 1, 2013
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Select Large-Cap Value Fund	10/01/2013
From October 1, 2013 to November 30, 2013, the information under the caption “Principal Investment Strategies” in the “Summary of the Fund” section is hereby deleted and replaced with the following information:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with large market capitalizations ($4 billion or more) at the time of purchase by the Fund. The Fund considers “value” companies to be those companies believed by Columbia Management Investment Advisers, LLC (the Investment Manager) to be undervalued, either historically, by the market, or by their peers. The Investment Manager seeks to identify value companies that it believes display certain characteristics, including, but not limited to, a low price-to-earnings and/or low price-to-book ratio, positive change in senior management, positive corporate restructuring, temporary setback in price due to factors that no longer exist, positive shift in the company’s business cycle, and/or a catalyst for increase in the rate of the company’s earnings growth.
The Fund may hold a small number of securities because the Investment Manager believes doing so allows it to adhere to its value investment approach. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.
From October 1, 2013 to November 30, 2013, the information under the caption “Principal Investment Strategies” in the “More Information About the Fund” is hereby deleted and replaced with the following information:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with large market capitalizations ($4 billion or more) at the time of purchase by the Fund. The Fund’s Board of Trustees (the Board) may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate. The Fund considers “value” companies to be those companies believed by Columbia Management Investment Advisers, LLC (the Investment Manager) to be undervalued, either historically, by the market, or by their peers. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.
In pursuit of the Fund’s objective, the Investment Manager uses a bottom-up stock selection approach. This means that the Investment Manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the Investment Manager seeks to identify value companies that it believes display certain characteristics, including, but not limited to, one or more of the following:
■	a low price-to-earnings and/or low price-to-book ratio;
■	positive change in senior management;
■	positive corporate restructuring;
■	temporary setback in price due to factors that no longer exist;
■	positive shift in the company’s business cycle; and/or
■	a catalyst for increase in the rate of the company’s earnings growth.
The Fund generally holds a small number of securities because the Investment Manager believes doing so allows it to adhere to its disciplined value investment approach. The Investment Manager seeks to maintain close contact with the management of each company in which the Fund invests or the third-party analysts covering such companies, and closely monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.
In deciding whether to sell a security, the Investment Manager considers whether:
■	the security has become fully valued;
■	the security’s fundamentals have deteriorated; or
■	ongoing evaluation reveals that there are more attractive investment opportunities available.
Shareholders should retain this Supplement for future reference.
SUP216_05_001_(10/13)